SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
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STRATAGENE CORPORATION

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Stratagene Corporation 11011 N. Torrey Pines Road La Jolla, CA 92037

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 1, 2006

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Stratagene Corporation (the “Company” or “Stratagene”) to be held at its corporate offices located at 11011 North Torrey Pines Road, La Jolla, California 92037 on June 1, 2006 at 9 a.m., local time, for the following purposes:

1.	To elect five directors to hold office until the 2007 Annual Meeting of Stockholders;

2.	To approve the Stratagene Corporation 2006 Equity Incentive Award Plan; and

3.	To transact such other business as may properly come before the Annual Meeting or any continuation, adjournment or postponement thereof.

The record date for the Annual Meeting is April 10, 2006 (the “Record Date”). Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting. A list of stockholders will be available for inspection at the Annual Meeting and, for ten days prior thereto, at the Company’s corporate offices.

Your attention is directed to the proxy statement submitted with this notice.

By order of the Board of Directors.

/s/  Steve R. Martin
Steve R. Martin
Secretary

La Jolla, California
April 11, 2006

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

STRATAGENE CORPORATION
11011 North Torrey Pines Road
La Jolla, California 92037

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 1, 2006

This Proxy is solicited by the Board of Directors of Stratagene Corporation (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Stockholders. The Annual Meeting will be held on June 1, 2006, at Stratagene’s corporate offices located at 11011 North Torrey Pines Road, La Jolla, California 92037 at 9 a.m., local time, and at any adjournments thereof. The Annual Meeting is held for the following purposes: (1) to elect five directors; (2) to approve the Stratagene Corporation 2006 Equity Incentive Award Plan and (3) to transact such other business as may properly come before the meeting. This Proxy Statement and the enclosed proxy are being first sent or given to stockholders on or about April 17, 2006.

Stratagene will bear the cost of making solicitations from its stockholders and will reimburse banks and brokerage firms for out-of-pocket expenses incurred in connection with this solicitation. In addition to soliciting proxies by mail, the Company, our directors, officers or employees may solicit proxies in person, by telephone or by other appropriate means. The Annual Report of Stratagene, including financial statements for the year ended December 31, 2005, is being sent to stockholders with this Proxy Statement.

INFORMATION ABOUT THE ANNUAL MEETING

Record Date and Voting

The Board of Directors of Stratagene fixed April 10, 2006, as the Record Date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting. On the Record Date, Stratagene had 22,369,179 shares of Common Stock outstanding. Holders of Stratagene Common Stock of record on the Record Date will be entitled to one vote per share on all matters to be voted upon.

Voting By Proxy

All shares represented by a properly executed proxy received in time for the Annual Meeting and not revoked will be voted as directed. If no directions are specified, the shares represented by such proxy will be voted (i) “FOR” the election of the Board of Directors’ five nominees for director; and (ii) at the discretion of the persons named as proxies on all other matters which may properly come before the Annual Meeting, although Stratagene does not presently know of any other such matters.

Revoking a Proxy

Any stockholder giving a proxy has the power to revoke it at any time before it is voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company at the Company’s corporate offices located at 11011 North Torrey Pines Road, La Jolla, California 92037 of either (i) a written notice of revocation or (ii) a duly executed proxy bearing a later date. A stockholder who is present at the Annual Meeting may vote in person and thereby revoke his or her proxy if he or she so desires. Attendance at the meeting will not, by itself, revoke a proxy.

Quorum and Voting

A quorum of stockholders is necessary to hold a valid meeting. The presence of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, in person or by proxy, will constitute a quorum for the transaction of business. The candidates for election as directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting.

Effect of Broker Non-Votes and Abstentions

All votes will be counted by the inspector of election appointed for the meeting, who will separately count affirmative and negative votes, broker non-votes and abstentions. Abstentions will be counted toward the vote total for proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes (i.e. shares held by a broker or nominee that are represented at the meeting but which the broker or nominee is not empowered to vote on a particular proposal) are counted toward a quorum but will not be counted toward the vote total for any proposal.

Communicating with the Board

Stockholders may communicate with the board of directors, any committee of the board or any individual board member by sending a written communication to the full board, committee, or such individual board member addressed as follows:

Board of Directors, Committee, or Name of Individual Board Member
Stratagene Corporation
Attn: Steve R. Martin
Corporate Secretary
11011 North Torrey Pines Road
La Jolla, CA 92037

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors currently consists of five members. The Company’s Amended and Restated Bylaws provide that the number of directors of the Company shall be determined from time to time by resolution adopted by the stockholders or the Board of Directors. The authorized number of directors is currently set at five. Each of the nominees for election is currently a member of the Company’s Board of Directors. If elected at the Annual Meeting, each of the five nominees would serve as a member of the Board of Directors until the 2007 Annual Meeting of Stockholders and until his successor is elected and qualified or until his earlier resignation or removal. All of the nominees have indicated their intention to serve if elected and the Board of Directors has no reason to believe that any nominee will be unable to serve. If at the time of the Annual Meeting of Stockholders any of such nominees are unable to serve, the persons named in the Proxy will vote for the election of such person or persons as may be designated by the present Board of Directors. Alternatively, the Board of Directors may reduce the number of authorized directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL FIVE NOMINEES.

Nominees for Election as Directors

Joseph A. Sorge, M.D., age 52, is a founder of Stratagene and has served as chairman of its board of directors and as its chief executive officer since 1986. Dr. Sorge earned B.S. degrees in biology and chemistry from the Massachusetts Institute of Technology in 1975 and earned his M.D. degree from Harvard Medical School in 1979. Dr. Sorge served as a resident surgeon at Brown University from 1979 to 1980. In addition to his medical experience, Dr. Sorge trained as a post-doctoral fellow at Cold Spring Harbor Laboratories from 1980 to 1983 and served as an assistant member of the Department of Basic and Clinical Research for Scripps Clinic and Research Foundation from January 1983 to September 1986. Dr. Sorge is currently an adjunct member of Scripps Clinic and Research Foundation.

Robert C. Manion, age 64, has served as a director since June 2004. Since July 2004, Mr. Manion has served as the owner and president of Circle Tractor. From 1998 until June 2004, Mr. Manion was retired and was not actively engaged in any business activity. From 1997 until 1998, Mr. Manion served as a consultant to Andersen Consulting, formerly a business unit of Arthur Anderson and now known as Accenture. From 1966 until 1997, Mr. Manion held various positions at Andersen Consulting and served as a partner from 1970 until 1997 when he retired. His position at the time of his retirement was Chief Financial Officer, Global Enterprise Group.

Carlton J. Eibl, age 45, has served as a director since February 1999. Since May 2003, Mr. Eibl has served as a managing director and chief operating officer of Enterprise Partners Venture Capital. From December 1999 until April 2003, Mr. Eibl served as president and chief executive officer of Maxwell Technologies, Inc., a publicly-held power and computing technology company. From February 1999 until November 1999, Mr. Eibl served as Stratagene’s president and chief operating officer. Before joining Stratagene, Mr. Eibl held various executive positions with Mycogen Corporation, including serving as Mycogen’s chief executive officer from June 1997 until February 1999 and its president and chief operating officer from June 1995 until June 1997. Mr. Eibl holds a B.A. degree from Cornell University and a J.D. degree from Boston University School of Law. Mr. Eibl also serves on the board of directors of Maxwell Technologies, Inc.

John C. Reed, M.D., Ph.D., age 47, has served as a director since June 2004. Dr. Reed has been the president and chief executive officer of The Burnham Institute, an independent, nonprofit, public benefit organization dedicated to basic biomedical research, since January 2002. Dr. Reed has been with The Burnham Institute for the past 13 years, serving as a program director in 1992, as the deputy director of the Cancer Center beginning in 1994, as scientific director beginning in 1995, and as Cancer Center director in 2002. He also currently serves as adjunct professor in the University of California, San Diego’s (UCSD) Department of Molecular Pathology and in San Diego State University’s Biology department. In addition, Dr. Reed is an associate member of UCSD’s Cancer Center. Prior to these positions, from 1989 to 1992, Dr. Reed worked as assistant director of the Laboratory of Molecular Diagnosis at the hospital of the University of Pennsylvania and assistant professor, Department of Pathology and Laboratory Medicine at the University of Pennsylvania School of Medicine. Dr. Reed also serves on the board of directors of Isis Pharmaceuticals, Inc., a publicly held drug discovery and development company and Pharmion, a publicly held pharmaceutical company. Dr. Reed has authored or coauthored over 700 medical research articles and was recognized by the Institute for Scientific Information as one of ten most highly cited scientists in the world for the decade 1995 through 2005 and the most highly cited scientist worldwide in the field of general medicine.

Peter Ellman, age 50, has served as a director since February 2006. Mr. Ellman has more than 25 years of leadership experience working with high-growth companies including several years working in the consumer healthcare industry. He is the founder of The Raisin Group, a management consulting group that primarily works with high-growth companies, advising them on strategies to maximize and profitably grow their operations. Prior to The Raisin Group, Mr. Ellman was CEO of Nextec Applications, Inc., a technology company engaged in the research and manufacture of advanced materials. Mr. Ellman served as CEO from 1995 until 2004 and during his tenure he helped the company raise $70 million in venture capital, assembled a strong management team, established worldwide production facilities and brought the Company’s technology to commercialization in three key end markets.

Board Meeting Attendance and Committees

The Board of Directors held a total of six meetings during the year ended December 31, 2005. All directors attended at least 75% of the aggregate number of meetings of the Board and of the committees of the Board on which they served. The Company does not have a policy regarding attendance by directors at the Annual Meeting of Stockholders. All five directors attended the 2005 Annual Meeting of Stockholders. The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee.

The Compensation Committee of the Board consists of Messrs. Eibl (Chair), Reed and Manion. The Compensation Committee is governed by a written charter approved by the Board of Directors. The Compensation Committee acts for the Board in reviewing and making recommendations to the Board regarding the executive compensation program with respect to salary, bonuses, benefits and other compensation matters. The Compensation Committee also administers Stratagene’s stock option plans. The Compensation Committee held three meetings during the year ended December 31, 2005.

During the year ended December 31, 2005, the Audit Committee of the Board consisted of Messrs. Manion (Chair), Eibl and Reed, each of which served on this committee since June 2004 following the merger with Hycor. Effective March 22, 2006, the Board of Directors unanimously approved the appointment of Peter Ellman to the Audit Committee. As a result, the appointment of John Reed ceased, as the requirement to have three independent directors on the Audit Committee was met with the appointment of Mr. Ellman. The Audit Committee is governed by a written charter approved by the Board of Directors. The Audit Committee is responsible for oversight of Stratagene’s accounting practices, appointing and oversight of the Company’s independent registered public accounting firm, monitoring the adequacy of internal accounting practices and reviewing significant changes in accounting policies. The Company’s Board of Directors has determined that each of Messrs. Manion, Eibl, Reed and Ellman is an “independent” director as defined by the rules and regulations of the Nasdaq Stock Market. The Company’s Board of Directors has also determined that Mr. Manion meets the requirements of an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission. The Audit Committee held seven meetings during the year ended December 31, 2005.

The Board of Directors established a Nominating Committee in June 2004 in connection with the Company’s merger with Hycor. As a “controlled company” as defined by the rules and regulations of the Nasdaq Stock Market, the Company is not required to have a nominating committee comprised solely of independent directors. The Company is a “controlled company” because Dr. Sorge beneficially owns more than 50% of the voting power of the Company’s outstanding stock. The Nominating Committee of the Board consists of all of the current members of the Board. Each member of the Nominating Committee, other than Dr. Sorge, is an independent director as defined by the rules and regulations of the Nasdaq Stock Market. The

Nominating Committee is governed by a written charter approved by the Board of Directors. The charter is available on Stratagene’s website under Corporate Governance on the Investor Relations page at www.stratagene.com. The Nominating Committee identifies qualified individuals for nomination to the Board of Directors, both at annual meetings of stockholders and to fill vacancies on the Board of Directors. The Nominating Committee did not meet during the year ended December 31, 2005.

The Board of Directors has adopted a process for identifying and evaluating director nominees, including stockholder nominees. The Nominating Committee considers all qualified candidates identified by members of the Nominating Committee, senior management and stockholders. See “Stockholder Nominations” for a description of the process by which stockholders may propose a director candidate for consideration by the Nominating Committee.

The Nominating Committee reviews each candidate’s biographical information and assesses each candidate based on a variety of factors, including the following criteria set forth in the Nominating Committee Charter:

•	the candidate’s personal and professional integrity, ethics and values;

•	the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•	the candidate’s experience in the Company’s industry; and

•	the candidate’s experience as a board member of another publicly held company.

Application of these factors involves an exercise of judgment and cannot be measured in any purely qualitative way. The Nominating Committee will make recommendations regarding the proposed director candidates to the Board based on an assessment of each candidate, including the criteria identified above. The Nominating Committee uses the same process and criteria for evaluating candidates proposed by members of the Nominating Committee, senior management and stockholders.

Compensation of Directors

All non-employee directors receive a quarterly retainer of $7,500 and a per-day fee of $1,000 for each board, audit and compensation meeting attended, unless such meetings occur on the same day, in which case $1,000 is paid for the day of service. Non-employee directors are reimbursed for reasonable travel expenses incurred in connection with each meeting attended.

Each non-employee director is eligible to receive stock options under Stratagene’s 2004 Independent Directors’ Option Plan, a non-discretionary formula stock option plan. Each director who is a non-employee director and who holds office immediately after Stratagene’s Annual Meeting of stockholders receives an option to purchase 10,000 shares of common stock. The price per share at which an option may be exercised is the fair market value per share on the date the option is granted. The options vest in three equal annual installments on the first three anniversary dates of such grant and expire ten years after the grant date. Directors who are newly elected to the Stratagene board receive an initial grant of 20,000 options with the same option terms.

Corporate Governance

The Company has established a Code of Ethics that is applicable to all of the Company’s employees. A copy of the Company’s Code of Ethics is available on the Company’s website, and can be found under the Investors and Corporate Governance links. The Company’s website address is www.stratagene.com. The Company may post amendments to or waivers of the provisions of the Code of Ethics, if any, on its website. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information with respect to beneficial ownership of Stratagene common stock as of March 31, 2006 as to:

•	each person, or group of affiliated persons, known by Stratagene to own beneficially more than 5% of its outstanding common stock;

•	each of its directors;

•	each of its executive officers named in the executive compensation table (the “named executive officers”); and

•	all of Stratagene’s directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes any shares over which a person exercises sole or shared voting or investment power. The percentage of shares beneficially owned is based on 22,353,323 shares of common stock outstanding as of March 31, 2006. All shares of common stock subject to options exercisable within 60 days following March 31, 2006 are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the number of shares beneficially owned and the percentage of ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

Except as indicated in the footnotes to the table and subject to applicable community property laws, based on information provided by the persons named in the table, each person identified in the table possesses sole voting and investment power with respect to all shares of the common stock shown as beneficially owned by them. Unless otherwise indicated, the address of each of the individuals and entities named below is: 11011 North Torrey Pines Road, La Jolla, California 92037.

	Shares Beneficially Owned
	Number of	Percent of
Name of Beneficial Owner	Shares	Total

Joseph A. Sorge, M.D. (1)	14,062,300	60.8%
Ronni L. Sherman (2)	134,423	*
Nelson F. Thune (3)	181,804	*
John R. Pouk (4)	157,559	*
David A. Weber (5)	51,855	*
Steve R. Martin (6)	14,405	*
Carlton J. Eibl (7)	248,135	1.1%
Robert C. Manion (8)	17,167	*
John C. Reed (8)	6,667	*
Peter Ellman (9)	1,000	*
Fidelity Investments (10)	1,844,250	8.3%
All directors and executive officers as a group (10 persons) (11)	14,875,315	62.7%

*	Less than 1%.

(1)	Includes 319,753 shares of common stock held by J. A. Sorge Trust I, 226,560 shares of common stock held by J. A. Sorge Trust II, 319,753 shares of common stock held by J. A. Sorge Trust III, 226,560 shares of common stock held by J. A. Sorge Trust IV and 1,220,000 shares of common stock held by the Joseph A. Sorge Charitable Remainder Trust dated December 26, 2002, for each of which Dr. Sorge serves as trustee. Also includes 86,125 shares of common stock held by BioSense Partners, L.P., of which Dr. Sorge is the general partner. Also includes options to purchase 756,460 shares of common stock which are exercisable within 60 days of March 31, 2006.

(2)	Represents options to purchase 134,423 shares of common stock which are exercisable within 60 days of March 31, 2006.

(3)	Includes options to purchase 77,158 shares of common stock which are exercisable within 60 days of March 31, 2006.

(4)	Includes options to purchase 154,050 shares of common stock which are exercisable within 60 days of March 31, 2006.

(5)	Includes options to purchase 50,000 shares of common stock which are exercisable within 60 days of March 31, 2006. Mr. Weber resigned from Stratagene effective April 7, 2006.

(6)	Includes options to purchase 10,000 shares of common stock which are exercisable within 60 days of March 31, 2006.

(7)	Includes options to purchase 181,467 shares of common stock which are exercisable within 60 days of March 31, 2006.

(8)	Includes options to purchase 6,667 shares of common stock which are exercisable within 60 days of March 31, 2006 .

(9)	Mr. Ellman became a director of Stratagene on February 28, 2006, and he owned 1,000 shares of Stratagene common stock as of March 31, 2006.

(10)	Fidelity Investments’ address is 82 Devonshire Street, Boston, Massachusetts 02109.

(11)	Includes options to purchase 1,383,559 shares of common stock which are exercisable within 60 days of March 31, 2006.

Executive Officers

Name	Age	Positions

Joseph A. Sorge, M.D.	52	Chairman of the Board and Chief Executive Officer
Ronni L. Sherman	49	Executive Vice President and General Counsel
Nelson F. Thune	60	General Manager for Hycor and Senior Vice President of Operations for Stratagene and Hycor
John R. Pouk	51	Senior Vice President, Global Sales and International Operations
Steve R. Martin	45	Vice President and Chief Financial Officer

For biographical information on Dr. Sorge, see “Proposal 1 – Election of Directors – Nominees for Election as Directors.”

Ronni L. Sherman currently serves as Stratagene’s executive vice president and general counsel. Ms. Sherman joined Stratagene in April 1988. Prior to joining Stratagene, Ms. Sherman served as associate counsel for Hybritech Incorporated from August 1984 to April 1988. Ms. Sherman earned her J.D. from Emory University School of Law and holds a B.S. degree in biology from the State University of New York at Binghamton. She is a member of the bar in the states of California and Texas, and is registered to practice before the U.S. Patent and Trademark Office.

Nelson F. Thune currently serves as Stratagene’s general manager for Hycor and senior vice president of operations for Stratagene and Hycor, and is responsible for all of Stratagene’s manufacturing sites and the operations of Hycor’s three operating subsidiaries. From the date of the merger in June of 2004 to December 2005, Mr. Thune served as Stratagene’s senior vice president of operations. From 1985 to June of 2004, he served as Hycor’s senior vice president of operations and planning. Prior to joining Hycor in 1985, Mr. Thune served as vice president of operations with Hyland Therapeutics, a division of Baxter International, and had previously held operations management responsibilities at several manufacturing locations for Procter and

Gamble. Mr. Thune holds a Bachelor of Science degree in Chemical Engineering from W.P.I., Worcester, Massachusetts.

John R. Pouk currently serves as Stratagene’s senior vice president, global sales and international operations, a position he has held since September 2003. Previously, Mr. Pouk served as Stratagene’s vice president of sales from October 1999 to September 2003, director of worldwide sales from December 1997 until October 1999 and director of North American sales from July 1996 until December 1997. From September 1979 until joining Stratagene, Mr. Pouk served in various capacities within the life sciences and medical divisions of Fisher Scientific Company, including serving as the vice president and general manager of the western region from October 1989 until July 1996. Mr. Pouk holds a B.A. degree in biology and a graduate degree in medical technology from Augustana College.

Steve R. Martin currently serves as Stratagene’s vice president and chief financial officer. Before assuming this position in July 2005, he served as Stratagene’s director of finance since May 2004. Prior to joining Stratagene, Mr. Martin was the controller at Gen-Probe, a publicly traded life sciences company. Prior to Gen-Probe, Mr. Martin held various senior finance positions at two other international manufacturing companies and was a senior audit manager at the public accounting firm of Deloitte & Touche (“Deloitte”). Mr. Martin received a Bachelor of Science degree in Accounting from San Diego State University. He is a member of the American Institute of Certified Public Accountants, Financial Executives Institute and American Bioscience Financial Officers.

EXECUTIVE COMPENSATION

The following table sets forth information regarding compensation received during the years ended December 31, 2005, 2004 and 2003 by Stratagene’s chief executive officer, chief financial officer and its other four most highly compensated executive officers who were serving as executive officers as of December 31, 2005 and whose total cash compensation for the year ended December 31, 2005 exceeded $100,000. In addition, the table sets forth information regarding compensation received during the years ended December 31, 2005, 2004 and 2003 by the former Senior Vice President and Chief Financial Officer of Stratagene, who

would have qualified as one of the Company’s four most highly compensated executive officers had he been employed at the end of 2005.

		Annual					Long-Term
		Compensation					Compensation
					Other		Securities
					Annual		Underlying
	Fiscal	Salary	Bonus		Compensation		Options
Name and Principal Positions	Year	($)	($)		($)		(#)

Joseph A. Sorge, M.D. (1)	2005	467,608	139,933		—		—
Chairman of the Board and Chief Executive	2004	770,831	2,441,619	(2)	—		738,960	(6)
Officer	2003	1,108,091	22,295		—		—
Ronni L. Sherman	2005	328,884	98,514		—		—
Executive Vice President and General Counsel	2004	318,333	63,667		196,325	(3)	50,000	(6)
	2003	313,095	7,013		—		12,703
Nelson F. Thune (4)	2005	243,788	72,709		—		—
General Manager for Hycor and Senior Vice	2004	138,801	45,924		—		—
President of Operations for Stratagene and	2003	—	—		—		—
Hycor
John R. Pouk	2005	240,517	71,990		—		—
Senior Vice President, Global Sales and	2004	210,618	42,124		274,234	(5)	50,000	(6)
International Operations	2003	205,000	48,324	(7)	—		—
David A. Weber (8)	2005	209,239	62,573		—		50,000	(6)
Senior Vice President of Marketing	2004	—	—		—		—
	2003	—	—		—		—
Steve R. Martin (9)	2005	182,788	54,796		—		40,000
Vice President and Chief Financial Officer	2004	91,892	9,181		—		10,000
	2003	—	—		—		—
Reginald P. Jones (10)	2005	211,743	—		531,453	(11)	—
Former Senior Vice President and Chief Financial	2004	177,500	65,000		—		—
Officer		—	—		—		—

(1)	Dr. Sorge’s salary includes payments made to Dr. Sorge by Stratagene, its subsidiaries and its affiliates.

(2)	Includes bonuses of $2,351,619 paid in connection with and conditioned upon the closing of the Hycor merger on June 2, 2004 for the extraordinary services provided by Dr. Sorge to Stratagene in connection with the merger and $90,000 earned under the Company’s Annual Incentive Plan.

(3)	Includes income from receipt of stock options exercised in 2001 but deferred until 2004.

(4)	Represents salary paid to Mr. Thune for his employment at Stratagene beginning June 3, 2004. Prior to such time, Mr. Thune was employed by Hycor.

(5)	Includes deferred compensation paid to Mr. Pouk in 2004 related to stock options cancelled in 2002.

(6)	The vesting of these options was accelerated on March 31, 2005, and as a result, such options are fully vested and exercisable. For additional information, see “Compensation Committee Report on Executive Compensation – Long-Term Incentive Program.”

(7)	Includes amounts related to a 2001 sales performance bonus paid in 2003.

(8)	Mr. Weber resigned from Stratagene effective April 7, 2006.

(9)	Mr. Martin became chief financial officer on July 1, 2005. The 2004 salary represents a partial year, as Mr. Martin was hired in May 2004 as the director of finance.

(10)	Represents salary paid to Mr. Jones for his employment at Stratagene beginning June 3, 2004 and through the date of his retirement on June 30, 2005. Prior to such time, Mr. Jones was employed by Hycor until its merger with Stratagene on June 2, 2004. Mr. Jones has a consulting agreement with Stratagene which is valid from July 1, 2005 to June 30, 2008 and entitles him to average annual fees of approximately $44,000.

(11)	Represents income from exercise of stock options in 2005.

Employment Agreements

Joseph A. Sorge, M.D. - Dr. Sorge and Stratagene entered into an amended and restated employment agreement on June 2, 2004 in connection with the closing of the merger with Hycor pursuant to which Dr. Sorge is employed as Stratagene’s chief executive officer and as chairman of its board of directors. The amended employment agreement has a three year term, but is subject to successive automatic one year renewals unless one party gives proper notice of its intention not to renew the amended employment agreement. Pursuant to the amended employment agreement, Dr. Sorge reduced his annual base salary from $1,100,000 to $450,000 beginning June 2, 2004, the date of the merger. Dr. Sorge also is eligible to receive salary increases and a bonus at the discretion of Stratagene’s board of directors and is entitled to receive other benefits Stratagene makes generally available to its other executive officers under its employee benefit plans.

Under the terms of the amended employment agreement, Dr. Sorge was granted an option to purchase 738,960 shares of Stratagene common stock at $9.34 per share (equal to the closing price of Stratagene’s common stock on the Nasdaq National Market on the effective date of the merger, June 2, 2004). The vesting of the shares underlying these options was accelerated on March 31, 2005, and as a result, such options are fully vested and exercisable. For additional information, see “Compensation Committee Report on Executive Compensation – Long-Term Incentive Program.”

If Dr. Sorge is terminated without cause or resigns with good reason, as defined in the employment agreement, he is entitled to receive the following benefits:

•	subject to possible reduction by Stratagene to avoid the loss of deductions under Section 280G of the Internal Revenue Code, a lump sum cash severance payment in an amount equal to Dr. Sorge’s then effective base salary for the remainder of the term of the amended employment agreement, or if there are fewer than twelve months remaining in the term, for twelve months;

•	the vesting of all stock options held by Dr. Sorge; and

•	the right to continued participation in Stratagene’s benefit plans for the remainder of the term of employment.

If Dr. Sorge’s employment is terminated due to death, resignation or for cause, as defined in the employment agreement, all salary and benefits cease immediately.

Nelson P. Thune - Hycor entered into an employment agreement with Mr. Thune on June 20, 1997. The term of this agreement ended June 30, 2000, but it is automatically renewed for successive one-year periods unless the Company or Mr. Thune gives notice of nonrenewal. Upon the merger with Hycor, Stratagene adopted Mr. Thune’s current employment agreement. Pursuant to the employment agreement, Mr. Thune is employed as a Vice President of the Company, and receives a minimum base annual salary, subject to increase as determined by Company in its discretion. Additionally, Mr. Thune is entitled to participate in the Company’s Annual Executive Incentive Plan and Long-Term Incentive Program.

Steve R. Martin and John R. Pouk - The Company entered into an employment agreement with Steve Martin and an amended employment agreement with John Pouk on March 10, 2006. Pursuant to the employment agreements, each of the executive’s duties is referenced based upon their respective responsibilities as vice presidents of the Company. The agreements provide for a minimum base annual salary at the then existing earnings level for each executive, subject to adjustments pursuant to periodic reviews by the Company. The executives will also be eligible for a bonus, at the sole discretion of the Company’s board of directors (or a committee thereof). In addition, each executive is entitled to participate in all benefit plans generally available to the Company’s executive management personnel.

Each executive’s employment agreement is at-will. The term of the employment agreement shall continue until terminated by the Company at any time or by the executive upon 30 days written notice. If the executive’s employment is terminated without cause or resigns with good reason, he is entitled to receive severance payments equal to the continuation of his then effective base salary for up to six months if continuous employment by the Company was less than two full years at the time of termination or 12 months if his length of continuous employment by the Company was at least two full years at the time of termination.

Additionally, the executive will be reimbursed for costs associated with continuation of health care coverage costs for him and his dependents equal to the period for which he will receive base salary continuation.

If the executive’s employment is terminated without cause within 90 days before or 18 months after a change of control of the Company or the executive resigns with good reason within 18 months after a change of control of the Company, as defined in the employment agreement, he is entitled to receive a lump sum cash severance (subject to Section 280G of the Internal Revenue Code) equal to his then effective base salary for 12 months if continuous employment by the Company was less than two full years at the time of termination or 24 months if his length of continuous employment by the Company was at least two full years at the time of termination. Additionally, the executive will be reimbursed for costs associated with continuation of health care coverage costs for him and his dependents equal to the period for which he will receive base salary continuation. Each executive’s unvested stock awards would also vest and or become exercisable on the later of the date of termination or the date immediately prior to the change of control.

The executive’s right to receive any severance benefits from the Company is subject to his execution of a general release in favor of the Company. In addition, any severance benefits will cease when the executive accepts employment or becomes eligible for compensation from a third party (but he will continue to receive a minimum of six months of continued health coverage at the Company’s expense regardless of any subsequent employment). If the executive’s employment relationship with the Company is terminated for any other reason, his right to receive his salary and benefits ceases immediately. Payments under the employment agreement will be delayed to the extent necessary for such payments to comply with Section 409A of the Internal Revenue Code.

Option Grants

The following table sets forth information regarding grants of stock options to each of the named executive officers. The percentage of total options set forth below is based on 324,750 options granted during the year ended December 31, 2005.

Option Grants in 2005

Percentage
		of Total			Potential Realizable Value
	Number of	Options			at Assumed Annual Rates
	Securities	Granted to			of Stock Price
	Underlying	Employees	Exercise		Appreciation
	Options	in Fiscal	Price Per	Expiration	for Option Term($) (1)
Name	Granted	2005	Share	Date	5%	10%

Joseph A. Sorge, M.D.	—	—	—	—	—	—
Ronni L. Sherman	—	—	—	—	—	—
Nelson F. Thune	—	—	—	—	—	—
John R. Pouk	—	—	—	—	—	—
David A. Weber	50,000	15.4%	$8.05	3/31/2015	$253,130	$641,481
Steve R. Martin	40,000	12.3%	$8.61	6/03/2015	$216,591	$548,885
Reginald P. Jones	—	—	—	—	—	—

(1)	Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on SEC rules. Actual gains, if any, on stock option exercises are dependent on the future performance of Stratagene common stock, overall market conditions and the option holder’s continued employment with Stratagene through the vesting period. The amounts reflected in this table may not necessarily be achieved.

Aggregated Option Exercises and Fiscal Year-End Option Values

The following table sets forth information with respect to the exercise of options to acquire Stratagene’s common stock by the named executive officers during the year ended December 31, 2005, the number of shares of Stratagene common stock underlying stock options held at year end and the value of options held at year end.

				Number of Securities		Value of Unexercised
	Shares			Underlying Unexercised		In-The-Money Options at
	Acquired on		Value	Options at Fiscal Year-End		Fiscal Year-End (2)
Name	Exercise		Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Joseph A. Sorge, M.D.	—		—	756,460	—	$535,472	—
Ronni L. Sherman	—		—	131,882	7,621	$106,867	$15,547
Nelson F. Thune	—		—	55,421	46,737	$320,184	$121,594
John R. Pouk	—		—	154,050	—	$141,028	—
David A. Weber	—		—	50,000	—	$99,500	—
Steve R. Martin	—		—	10,000	40,000	$19,300	$57,200
Reginald P. Jones	96,124	(1)	$531,453	—	—	—	—

(1)	Mr. Jones exercised 96,124 vested stock options subsequent to his retirement from Stratagene.

(2)	The value of each of the options set forth in the table above was calculated by taking the appropriate number of options and multiplying by the excess, if any, of fair value of Stratagene common stock ($10.04 at December 31, 2005) and the underlying exercise price for each option.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Information about the Company’s equity compensation plans at December 31, 2005 was as follows:

Number of
Securities
Remaining
	Number of		Available for
	Securities to	Weighted-	Future Issuance
	be Issued	Average Exercise	Under Equity
	Upon Exercise	Price of	Compensation
	of Outstanding	Outstanding	Plans (Excluding
	Options,	Options,	Securities
	Warrants and	Warrants and	Reflected in
	Rights	Rights	Column (a))
	(a)	(b)	(c)

Equity Compensation Plans Approved by Shareholders (1)	2,488,664	$9.21	1,811,366	(2)
Equity Compensation Plans Not Approved by Shareholders (3)	181,934	5.89	—

Total	2,670,598		1,811,366

(1)	Consists of the following plans: 2000 Stock Option Plan, as amended and restated, 2004 Independent Directors Option Plan and the 2004 Employee Stock Purchase Plan.

(2)	Includes 923,032 shares reserved for issuance under the 2004 Employee Stock Purchase Plan.

(3)	The Company originally assumed 1,229,158 options under the Hycor Biomedical Inc. 2001 Stock Option Plan, the Hycor Biomedical Inc. 1992 Incentive Stock Plan and the Hycor Biomedical Inc. Nonqualified Stock Option Plan for Non-Employee Directors, as amended, pursuant to which such stock options held by former employees and consultants of Hycor are exercisable for 756,822 shares of the Company’s common stock (after giving effect to the exchange ratio provided in the merger agreement governing the merger of Hycor with a subsidiary of the Company in June 2004). At December 31, 2005, there were 181,934 options outstanding (after giving effect to the exchange ratio). These options have a weighted average exercise price of $5.89 per share. No further awards will be made under these plans.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During fiscal year 2005, the following relationships and related transactions with any Stratagene officer or director took place:

The Burnham Institute, whose CEO is John C. Reed (who is also a director of Stratagene), purchased reagent products from Stratagene during 2005 in the aggregate amount of approximately $84,000. Additionally, Carlton J. Eibl, who is also a director of Stratagene, was the chairman of the board of trustees for the Burnham Institute until September 2005.

There were no other relationships and/or related transactions with Stratagene officers or directors for fiscal year 2005.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of Stratagene’s executive officers currently serves, or in the past year has served, as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on Stratagene’s Board of Directors or Compensation Committee, except Mr. Eibl, who served as Stratagene’s president and chief operating officer from February 1999 until November 1999.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The executive compensation program is administered by the Compensation Committee of Stratagene’s Board of Directors (the “Committee”). The members of the Compensation Committee are Carlton J. Eibl (Chair), Robert C. Manion and John C. Reed, all of whom are independent, non-employee directors of Stratagene. The Committee is responsible for all compensation matters applicable to Stratagene’s executive officers including developing, administering and monitoring the compensation policies.

Compensation Philosophy and Overall Objectives

The general goals and objectives of Stratagene’s compensation program are to:

•	provide incentives for Stratagene’s management to create value for Stratagene’s stockholders;

•	to attract, retain and motivate a quality, performance-oriented management team;

•	position executive compensation at the median levels when compared to companies with similar size, organization structure, product cycle and industry; and

•	create long-term incentives, which are tied to Stratagene’s long-term growth, financial success and stockholder value.

In designing and administering the individual elements of the executive compensation program, the Committee strives to balance short and long-term incentive objectives and employ prudent judgment in establishing performance criteria, evaluating performance and determining actual incentive payments.

Section 162(m) of the Internal Revenue Code limits Stratagene’s tax deduction to $1 million in any taxable year for compensation paid to its named executive officers, unless certain performance, disclosure and stockholder approval requirements are met. Because Stratagene’s compensation program provides pay levels that in the future are unlikely to reach or exceed the $1 million deduction limitation for any named executive officer, the Committee believes that generally all or a substantial portion of the compensation paid under the compensatory program will be fully deductible for federal income tax purposes. The Committee’s present intention is to qualify, to the extent reasonable, all or a substantial portion of the executive officers’ compensation for deductibility under applicable tax laws.

Base Salaries

The base compensation levels were established to compensate the executive officers for the functions they perform. The salary levels are reviewed annually and may be increased by the Compensation Committee in accordance with certain criteria determined to be relevant by the Committee, which include (i) individual performance, (ii) the functions performed by the executive officer, (iii) competitive base pay levels for officers at similar companies performing similar functions and (iv) Stratagene’s overall performance during the year. The weight given such factors by the Committee may vary from individual to individual. With respect to base salaries, the Committee generally intends to target base salary levels at the median for medical device and biotechnology organizations comparable in size and structure. Merit increases awarded in 2005 to executive officers averaged 4%.

Annual Executive Plan

Awards may be earned under Stratagene’s Annual Executive Incentive Plan (the “Annual Incentive Plan”). The objective of the Annual Incentive Plan is to deliver competitive levels of compensation for the attainment of financial objectives that the Committee believes are primary determinants of stock price over time. Targeted awards for the executive officers of Stratagene, including the Chief Executive Officer, under the Annual Incentive Plan are 20% of earned salary. Minimum objectives of revenue and operating income must be achieved before any awards are earned. Awards in any single year cannot exceed 150% of the target award opportunity. Bonus awards of 30% of earned salary were made to all executive officers for fiscal 2005 based upon the Company exceeding the highest targeted levels of revenue and operating income during the fiscal year.

Long-Term Incentive Program

The long-term incentive program for executives is in the form of stock option awards. The objective of these awards is to advance the Company’s and its stockholders’ longer-term interests and to complement incentives tied to annual performance. These awards will only produce value for the recipient as the price of the Company’s stock appreciates, thereby directly linking the interests of the executives with stockholders. The number of stock options granted is based on the executive’s position, performance and potential for important contributions to the Company’s success. The stock options vest over a four-year period and expire ten years from the date of grant. On March 31, 2005, the Compensation Committee approved the acceleration of all option grants to employees (including executives) with an exercise price greater than $8.05 per share. All executives were required to sign a lock-up agreement that required them not to sell, transfer or dispose of any shares until such time as those shares would otherwise have been issuable upon exercise of the stock options pursuant to the original vesting terms. Because these options have exercise prices at or in excess of current market value, and were not fully achieving their original objectives of incentive compensation and employee retention, the Company expects that the acceleration may have a positive effect on employee morale, retention and perception of option value. The acceleration would eliminate any future compensation expense the Company would otherwise recognize in its income statement with respect to these options with the implementation of the Financial Accounting Standard Board (FASB) statement No. 123 (revised 2004), “Share-Based Payment” (“FAS 123R”) which became effective for the fiscal years beginning January 1, 2006. The expense that was eliminated as a result of the acceleration of the vesting of these options was approximately $1.6 million, or approximately $1.0 million net of tax (of which approximately $1.2 million, or $0.8 million net of tax, is attributable to options held by executive officers). This expense is reflected in proforma footnote disclosure to the Company’s 2005 financial statements.

Chief Executive Officer Compensation

Joseph A. Sorge, M.D. was employed in 1986 as founder and chief executive officer. His annual salary was reduced by $650,000 from $1.1 million to $450,000 in June 2004 as a result of negotiations during the merger with Hycor. In 2005, Dr. Sorge’s salary was increased by 5% to $472,500 per year. According to a salary survey prepared for the Board of Directors, the Compensation Committee has concluded that Dr. Sorge’s current compensation falls within the range of salaries offered to chief executive officers of similar companies.

Any future changes to Dr. Sorge’s salary will be determined based on the same factors discussed above for the executive officers. For 2005, Dr. Sorge received a bonus of $139,933, which was 30% of his 2005 total compensation and was determined based upon the revenue and operating income performance of the Company in 2005 compared to targets set by the Board at the beginning of the year. This award was the same percentage as the other executives. Dr. Sorge does not participate in or otherwise influence deliberation of the Committee relating to his compensation.

This report is submitted by the Compensation Committee.

Carlton J. Eibl, Chair
Robert C. Manion
John C. Reed

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of Stratagene is comprised solely of independent directors as defined by the rules and regulations of the Nasdaq National Market and operates under a written charter adopted by the Board of Directors. During the year ended December 31, 2005, the members of the Audit Committee consisted of Robert C. Manion (Chair), Carlton J. Eibl and John C. Reed. Effective March 22, 2006, the Board of Directors unanimously approved the appointment of Peter Ellman to the Audit Committee. As a result, the appointment of John Reed ceased, as the requirement to have three independent directors on the Audit Committee was met with the appointment of Mr. Ellman.

As described more fully in the Charter, the purpose of the Audit Committee is to assist the Board in fulfilling its responsibility for general oversight of the quality and integrity of the accounting, auditing and reporting practices of Stratagene. The management of Stratagene is responsible for the preparation, presentation and integrity of the company’s consolidated financial statements, and for the company’s accounting and financial reporting principles, disclosure controls and procedures, and internal controls and procedures, all of which are designed by management to ensure compliance with accounting standards, applicable laws and regulations. Mayer Hoffman McCann, P.C. (“Mayer Hoffman McCann”), the company’s independent registered public accounting firm for the fiscal year ended December 31, 2005, was responsible for auditing Stratagene’s consolidated financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

In connection with these responsibilities, the Audit Committee met with management and Mayer Hoffman McCann to review and discuss the December 31, 2005 consolidated financial statements and other matters required to be discussed under generally accepted auditing standards, including, but not limited to, the matters required by SAS 61 (Codification of Statements on Auditing Standards AU § 380). The Audit Committee received the written disclosures and the letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) from the independent auditors, and discussed with them that firm’s independence. See “Principal Accountant Fees and Services” for a description of the fees billed and services rendered by Mayer Hoffman McCann during the year ended December 31, 2005. The Audit Committee determined that the services provided by and fees paid to the independent registered public accounting firm were compatible with the conclusion that Mayer Hoffman McCann is independent of the company.

Based on the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Stratagene’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission.

This report is submitted by the Members of the Audit Committee set forth below, with respect to the applicable time periods for which each served or continues to serve on the Audit Committee.

Robert C. Manion, Chair
Carlton J. Eibl
John C. Reed
Peter Ellman

STOCK PRICE PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on Stratagene’s Common Stock since June 17, 2004 (the date on which the Company began “regular way trading” two weeks following our merger with Hycor on June 2, 2004) to the Nasdaq Market Index (U.S.) and the Nasdaq Pharmaceutical Index. The graph assumes that the value of the investment in Stratagene’s Common Stock and each index was $100 at June 17, 2004, and that all dividends were reinvested. The stock price performance shown on the following graph is not necessarily indicative of future performance.

Cumulative Total Return

Conversion Dollars	6/17/04	12/31/04	12/31/05
Stratagene Corporation	100.00	94.63	122.59
Nasdaq Market Index (U.S.)	100.00	109.77	112.10
Nasdaq Pharmaceutical Index	100.00	105.88	116.58

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires Stratagene’s directors and executive officers, and persons who own more than ten percent of a registered class of Stratagene’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Stratagene. Officers, directors and greater-than-ten-percent-stockholders are required by SEC regulation to furnish Stratagene with copies of all Section 16(a) forms they file.

To Stratagene’s knowledge, based solely on review of the copies of such reports furnished to Stratagene and written representations that no other reports were required during the fiscal year ended December 31,

2005, each of Stratagene’s officers, directors, and greater-than-ten-percent-beneficial owners complied with all Section 16(a) filing requirements, except that stock options were granted to each of four board of director members on June 3, 2005 and the Company filed a late Form 4 to report these four transactions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Change of Independent Registered Public Accounting Firm

On April 14, 2005, the Company appointed Mayer Hoffman McCann as its new independent registered public accounting firm, to perform auditing services beginning with the first quarter ended March 31, 2005. Simultaneously, the Company dismissed Deloitte as the Company’s independent registered public accounting firm. The Audit Committee of the Company’s Board of Directors unanimously approved such change. Representatives of Mayer Hoffman McCann are expected to be present at the Annual Meeting and will be given the opportunity to make a statement, if they desire, and are expected to be available to respond to appropriate questions.

The report of Mayer Hoffman McCann on the Company’s financial statements for the fiscal year ended December 31, 2005 did not contain any adverse opinion or disclaimer of opinion, and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

The reports of Deloitte on the Company’s financial statements for the fiscal year ended December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through April 11, 2006, there have been no disagreements between the Company and Mayer Hoffman McCann or Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Mayer Hoffman McCann or Deloitte would have caused them to make reference to the subject matter of such disagreements in their reports on the financial statements for such years.

During the Company’s two most recent fiscal years and through April 11, 2006, there were no “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended, except as described below. In connection with its audits of the Company’s fiscal 2002 and 2003 financial statements, Deloitte identified the absence of qualified senior accounting personnel within the Company’s finance department during parts of 2002, 2003 and 2004 as a reportable condition pursuant to standards established by the American Institute of Certified Public Accountants. A “reportable condition” is a significant deficiency in the design or operation of internal control that could adversely affect an entity’s ability to record, process, summarize and report financial data consistent with the assertions of management in the financial statements. Deloitte indicated that this lack of qualified senior staffing in the Company’s finance department resulted in a diminished ability to record, process, summarize and report financial data on a timely and accurate basis. Accordingly, Deloitte recommended that the Company hire qualified senior accounting personnel, including a chief financial officer and a director of finance, to ensure that accounting information and records are prepared and reviewed in a timely manner.

In connection with our merger with Hycor in June 2004, Reginald P. Jones, the former chief financial officer of Hycor, became the chief financial officer of the Company. In addition, in May 2004 the Company hired a new director of finance. In June 2005, Mr. Jones retired and the director of finance, Steve R. Martin, was promoted to chief financial officer. In August 2005, a new director of finance was hired to replace Mr. Martin. With the staff in place, as described above, the Company is confident that it has taken the appropriate steps to remedy the reportable condition described above.

Prior to Mayer Hoffman McCann’s engagement on April 14, 2005, neither the Company nor anyone acting on its behalf consulted with Mayer Hoffman McCann regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

Principal Accountant Fees and Services

Fees for professional services provided by Mayer Hoffman McCann, Stratagene’s principal accountants for the fiscal year ended December 31, 2005, for the indicated services were as follows:

2005

Audit Fees (1)	$467,369
Audit Related Fees	—
Tax Fees	—
All Other Fees	—

Total Fees	$467,369

(1)	Audit Fees consist of fees associated with the audit of Stratagene’s annual financial statements, reviews of the financial statements included in Stratagene’s quarterly reports on Form 10-Q and other services associated with regulatory filings.

Fees for professional services provided by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”), Stratagene’s principal accountants for the fiscal year ended December 31, 2004, for the indicated services for each of the last two fiscal years were as follows:

	2005	2004

Audit Fees (1)	$27,831	$656,742
Audit Related Fees (2)	—	296,942
Tax Fees (3)	—	133,670
All Other Fees (4)	750	1,500

Total Fees	$28,581	$1,088,854

(1)	Audit Fees consist of fees associated with the audit of Stratagene’s annual financial statements, reviews of the financial statements included in Stratagene’s quarterly reports on Form 10-Q and other services associated with regulatory filings, except for services related to the registration statement on Form S-4 filed by Stratagene in connection with the Hycor merger.

(2)	Audit Related Fees consist of fees for audit services related to the registration statement on Form S-4 and Form S-8 filed by Stratagene in connection with the Hycor merger.

(3)	Tax fees for 2004 include the fees to prepare the final tax returns of Hycor and for tax support provided for the final Hycor returns and prior tax returns filed by Stratagene. KPMG is the primary tax services provider to Stratagene following the merger with Hycor, and such fees paid to KPMG have been excluded from the table.

(4)	Other fees relate to an annual software license paid to the Deloitte Entities for access to technical materials.

Policy regarding Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The Audit Committee will pre-approve all audit and permissible non-audit services, except as permitted under the de minimus exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and any rules of the Securities and Exchange Commission thereunder. These services may include audit services, audit related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit related service is compatible with maintaining the independence of Stratagene’s auditors. All of the services performed by the Mayer Hoffman McCann in fiscal year 2005 were pre-approved by the Audit Committee.

STOCKHOLDER NOMINATIONS

The Nominating Committee will consider director candidates recommended by stockholders. Such recommendations must be submitted in writing to Stratagene’s Corporate Secretary at 11011 North Torrey Pines Road, La Jolla, California 92037 and must be received not less than 120 calendar days in advance of the date of Stratagene’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders. Such recommendations must specify the name of the candidate and include a statement of qualifications and confirmation of the candidate’s willingness to serve. A director candidate should, among other things, have the ability to exercise sound business judgment, have had such broad personal and professional experience as to enable him or her to make productive contributions to the deliberation of the Board of Directors, and be a recognized leader in his or her profession.

PROPOSAL 2
APPROVAL OF THE STRATAGENE CORPORATION
2006 EQUITY INCENTIVE AWARD PLAN

The Board has adopted, subject to stockholder approval, the Stratagene Corporation 2006 Equity Incentive Award Plan (the “2006 Plan”), under which employees, consultants and directors may receive grants of stock options, stock appreciation rights, restricted stock awards, restricted stock units and dividend equivalents in any combination, separately or in tandem. Approval of the 2006 Plan is necessitated in part by our desire to expand the types of equity awards that the Board may grant to our employees, consultants and directors. In addition, the number of shares remaining available for issuance under our existing Year 2000 Stock Option Plan of Stratagene Corporation (the “2000 Plan”) is not sufficient to meet our anticipated needs. The 2006 Plan will provide for new shares of our Common Stock to be available for issuance pursuant to equity awards to our employees, consultants and directors. This increase in shares has been necessitated by the hiring of new employees and by the grant of additional stock options to current employees as incentive and performance awards. The increase will enable us to continue our policy of equity ownership by employees, directors and consultants as an incentive to contribute to our success.

The principal features of the 2006 Plan are summarized below. Such summary is qualified in its entirety by reference to the full text of the 2006 Plan, a copy of which is attached as Appendix “A” to this proxy statement.

In the event that stockholders approve the 2006 Plan, the Board will make no further option grants under the Company’s 2000 Plan.

Terms and Conditions of the 2006 Plan

We believe that our ability to award incentive compensation based on equity in the Company is critical to our success in remaining competitive and attracting, motivating and retaining key personnel. The efforts and skill of our employees and other personnel who provide services to the Company generate much of the growth and success of our business. We believe that a broad-based equity incentive program will help us to be highly successful in motivating and rewarding the efforts of our employees and other valuable personnel. By giving our employees, consultants and directors an opportunity to share in the growth of our equity, we will align their interests with those of our stockholders. Our employees, consultants and directors understand that their stake in our Company will have value only if, working together, we create value for our stockholders. We anticipate that awards under the 2006 Plan will generally vest over a period of time, giving the recipient an additional incentive to provide services over a number of years and build on past performance. We believe that our existing option program and, if approved, the 2006 Plan has helped and will continue to help us to build a team of high achievers who have demonstrated long-term dedication and productivity and who, in turn, help us to attract like-minded individuals to our Company.

Number of Shares

If the 2006 Plan is approved, then effective on the date of the Annual Meeting, no new awards will be made under the 2000 Plan. Initially, the number of shares of our Common Stock that may be issued pursuant to awards granted under the 2006 Plan shall not exceed, in the aggregate, 500,000 shares. The number of shares initially reserved for issuance under the 2006 Plan will be increased by the number of shares of Common Stock available for issuance and not subject to options granted under the 2000 Plan as of the date of the Annual Meeting, plus the number of shares of Common Stock related to options granted under the 2000 Plan that are forfeited, expire or are cancelled prior to being exercised on or after the date of the Annual Meeting. In addition, assuming approval of the 2006 Plan, the number of shares reserved for issuance pursuant to awards under the 2006 Plan will be automatically increased on each January 1 during the term of the 2006 Plan, commencing on January 1, 2007 and continuing until, and including, January 1, 2016. The annual increase in the number of shares shall be equal to the least of:

•	5% of our outstanding capital stock on such January 1;

•	750,000 shares; or

•	an amount determined by our board of directors.

The number of shares of our Common Stock that may be issued pursuant to awards granted under the 2006 Plan shall not exceed, in the aggregate, 11,000,000 shares during the term of the Plan.

Any shares that are represented by awards under the 2006 Plan that are forfeited, expire, or are canceled, or that are forfeited back to us or reacquired by us after delivery for any reason, or that are tendered to us or withheld to pay the exercise price or related tax withholding obligations in connection with any award under the 2006 Plan, will again be available for awards under the 2006 Plan. Only shares actually issued under the 2006 Plan will reduce the share reserve.

Administration

The Compensation Committee of our Board will administer the 2006 Plan. To administer the 2006 Plan, our Compensation Committee must consist of at least two members of our Board, each of whom is a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, or the Exchange Act, and, with respect to awards that are intended to constitute performance-based compensation under Section 162(m) of the Internal Revenue Code, or the Code, an “outside director” for the purposes of Section 162(m). Subject to the terms and conditions of the 2006 Plan, our Compensation Committee has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2006 Plan. Our Compensation Committee is also authorized to adopt, amend and rescind rules relating to the administration of the 2006 Plan. Our Board may at any time revest in itself the authority to administer the 2006 Plan.

Our Compensation Committee or our Board may (1) delegate to a committee of one or more members of our Board of Directors who are not “outside directors” for the purposes of Section 162(m) of the Code the authority to grant awards under the 2006 Plan to eligible persons who are either (a) not then “covered employees” within the meaning of Section 162(m) and are not expected to be covered employees at the time of recognition of income resulting from such award or (b) not persons with respect to whom we wish to comply with Section 162(m) and/or (2) delegate to a committee of one or more members of our Board who are not “non-employee director” for purposes of Rule 16b-3 under the Exchange Act the authority to grant awards under the 2006 Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.

Eligibility

Our employees, consultants and directors and the employees of our subsidiaries are eligible to receive awards under the 2006 Plan. Our Compensation Committee determines which employees, consultants and directors will be granted awards. No person is entitled to participate in the 2006 Plan as a matter of right nor does any such participation constitute assurance of continued employment or service with us. Only those employees, consultants and directors who are selected to receive grants by our Compensation Committee may participate in the 2006 Plan.

Types of Awards

The 2006 Plan provides that our Compensation Committee may grant or issue stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents and stock payments, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

Nonqualified Stock Options, or NQSOs, will provide for the right to purchase shares of our Common Stock at a specified price which may not be less than the fair market value of a share of our Common Stock on the date of grant, and usually will become exercisable (in the discretion of the administrator) in one or more installments after the grant date, subject to the satisfaction of individual or company performance criteria established by the administrator. NQSOs may be granted for any term specified by our Compensation Committee, but such term may not exceed 10 years.

Incentive Stock Options, or ISOs, will be designed to comply with the applicable provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than 100% of the fair market value of a share of our Common Stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, and must be exercised within ten years after the date of grant. The total fair market value of shares with respect to which an ISO is first exercisable by an optionee during any calendar year cannot exceed $100,000. To the extent this limit is exceeded, the options granted are NQSOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all of our classes of stock, or a “10% Owner”, the 2006 Plan provides that the exercise price must be at least 110% of the fair market value of a common share on the date of grant and the ISO must expire no later than the fifth anniversary of the date of its grant.

Restricted Stock Awards may be granted to participants and made subject to such restrictions as may be determined by our Compensation Committee. Restricted stock, typically, may be forfeited for no consideration or repurchased by us at the original purchase price if the conditions or restrictions are not met. Our Compensation Committee shall establish the purchase price, if any, and form of payment for each restricted stock award. In general, restricted stock may not be sold, or otherwise transferred, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends, if any, prior to the time when the restrictions lapse.

Restricted Stock Units may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by our compensation committee. Like restricted stock, restricted stock units may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, shares issuable pursuant to a restricted stock unit award will not be issued until the restricted stock unit award has vested, and recipients of restricted stock unit awards generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

Stock Appreciation Rights, or SARs, may be granted in connection with stock options or other awards, or separately. SARs granted by our Compensation Committee in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of our Common Stock over the exercise price of the related option or other awards, but alternatively may be based upon criteria such as book value. Except as required by Section 162(m) of the Code with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by our Compensation Committee in the SAR agreements. Our Compensation Committee may elect to pay SARs in cash or in shares of our Common Stock or in a combination of both.

Dividend Equivalents represent the value of the dividends, if any, per share paid by us, calculated with reference to the number of shares covered by the stock options, SARs or other awards held by the participant.

Stock Payments may be authorized by our Compensation Committee in the form of shares of our Common Stock or an option or other right to purchase shares of our Common Stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the participant.

Our Compensation Committee may designate employees as “covered employees” whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. Our Compensation Committee may grant to such covered employees restricted stock, deferred stock, SARs, dividend equivalents and stock payments that are paid, vest or become exercisable upon the attainment of company performance criteria which are related to one or more of the following performance goals as applicable to us or any of our subsidiaries, divisions or operating units:

•	net earnings (either before or after interest, taxes, depreciation and amortization;

•	sales or revenue;

•	net income (either before or after taxes);

•	operating earnings;

•	cash flow;

•	return on net assets;

•	return on stockholders’ equity;

•	return on sales;

•	gross or net profit margin;

•	working capital;

•	earnings per share; or

•	price per share of our Common Stock.

The maximum number of shares which may be subject to awards granted under the 2006 Plan to any individual in any calendar year may not exceed 1,000,000 shares of Common Stock.

Change of Control

In the event of any dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of assets to our stockholders or any other change affecting our Common Stock, our compensation committee will make appropriate adjustments in the number and type of shares of stock subject to the 2006 Plan, the terms and conditions of any award outstanding under the 2006 Plan, and the grant or exercise price of any such award.

In the event of a change of control, each outstanding award may be assumed or an equivalent award may be substituted by the successor corporation. In the event of a change of control where the successor does not assume awards granted under the 2006 Plan or substitute equivalent awards, awards issued under the 2006 Plan will be subject to accelerated vesting such that 100% of such award will become vested and exercisable or payable, as applicable.

Under the 2006 Plan, a change of control is generally defined as:

•	the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the company of more than 50% of the voting stock of the company;

•	a merger or consolidation in which the company is a party, other than a merger or consolidation which results in our outstanding voting securities immediately before the transaction continuing to represent a majority of the voting power of the acquiring company’s outstanding voting securities;

•	the sale, exchange, or transfer of all or substantially all of the assets of the company; or

•	a liquidation or dissolution of the company.

Transferability of Awards

Awards may generally not be sold, pledged, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution. Our Compensation Committee may allow awards other than ISOs to be transferable pursuant to qualified domestic relations orders or to certain permitted transferees (i.e., immediate family members for estate planning purposes). ISOs may not be transferable. If our Compensation Committee makes an award transferable, such award shall contain such additional terms and conditions as our Compensation Committee deems appropriate.

Foreign Participation

The Compensation Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom regarding awards granted to participants employed in foreign countries. In addition, the Compensation Committee may approve such supplements to, or amendments, restatements or alternative versions of, the 2006 Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Compensation Committee approves for purposes of using the 2006 Plan in a foreign country will not affect the terms of the 2006 Plan for use in any other country.

Amendments

The Board may alter, amend, suspend or discontinue the 2006 Plan at any time, but no such action may be taken without stockholder approval if such approval is required by law or listing requirements, or if such action increases the number of shares that may be issued under the 2006 Plan or the annual award limits. The Compensation Committee may alter or amend awards under the 2006 Plan, but no such action may be taken without the consent of the participant if it would materially adversely affect an outstanding award. The 2006 Plan provides that the Board may reprice stock options to a lower exercise price without stockholder approval.

Term of Plans

If our stockholders approve this Proposal 2, the 2006 Plan will become effective as of June 2, 2006, and will remain in effect until June 1, 2016, unless it is terminated earlier by the Board. As mentioned previously, no new awards will be made under the 2000 Plan if our stockholders approve the 2006 Plan, although the 2000 Plan will continue in effect for purposes of administering awards outstanding under such plan.

Federal Income Tax Consequences

The following is a general summary under current law of the material federal income tax consequences to participants in the 2006 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal investment circumstances. This summarized tax information is not tax advice.

Non-Qualified Stock Options. For federal income tax purposes, if an optionee is granted NQSOs under the 2006 Plan, the optionee will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of NQSOs the optionee will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of a common share on the date each such option is exercised. The optionee’s basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the Common Stock on the date the optionee exercises such option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options. There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to us, unless the optionee disposes of the shares within (1) two years after the date of grant of the option or (2) within one year of the date the shares were transferred to the optionee. If the shares of Common Stock are sold or otherwise disposed of before the end of the two-year and one-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option’s exercise will be taxed at ordinary income rates, and we will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercises the option, the income the optionee recognizes upon sale or disposition of the shares will not be considered income for alternative minimum tax purposes. Otherwise, if the optionee sells or otherwise disposes of the shares before the end of the two-year and one-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the optionee recognizes on the disposition of the shares.

An ISO exercised more than three months after an optionee terminates employment, other than by reason of death or disability, will be taxed as a NQSO, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

Stock Appreciation Rights. In the case of SARs granted with an exercise price equal to the fair market value of our Common Stock on the date of grant, no taxable income is realized upon the receipt of the SAR, but upon exercise of the SAR, the fair market value of the shares received, determined on the date of exercise of the SAR, or the amount of cash received in lieu of shares, must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. We will be entitled to a deduction for compensation paid in the same amount which the recipient realized as ordinary income.

Restricted Stock. An employee to whom restricted stock is issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction unless an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to restricted stock, the participant generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore, and we will be entitled to a deduction for the same amount.

Restricted Stock Units. An individual to whom a restricted stock unit award is issued will not have taxable income upon issuance and we will not then be entitled to a deduction. An individual to whom a restricted stock unit award is issued will generally realize ordinary income at the time the shares issuable with respect to the restricted stock unit award are distributed to the employee in an amount equal to the fair market value of such shares (less any purchase price), and we will be entitled to a corresponding deduction.

Dividend Equivalents. A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

Stock Payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and we generally will be entitled to a deduction for the same amount.

Section 162(m) of the Code. In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for specified executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” as provided for by the Code and established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the 2006 Plan may qualify as “qualified performance-based compensation” for purposes of Section 162(m) if such awards are granted or vest upon the pre-established objective performance goals described above.

We have attempted to structure the 2006 Plan in such a manner that our compensation committee can determine the terms and conditions of stock options, SARs and performance and incentive awards granted thereunder such that remuneration attributable to such awards will not be subject to the $1 million limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

Section 409A. Section 409A of the Code, which was added by the American Jobs Creation Act of 2004, provides certain new requirements on non-qualified deferred compensation arrangements. These include new requirements on an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Also, Section 409A generally provides that distributions must be made on or following the occurrence of certain events (i.e., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service.

Certain awards under the 2006 Plan are subject to the requirements of Section 409A in form and in operation. For example, restricted stock unit awards and other awards that provide for deferred compensation will be subject to Section 409A.

If a 2006 Plan award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Awards

All awards which may be granted under the 2006 Plan are discretionary, and no awards have been granted to date under the 2006 Plan. The Compensation Committee has not considered specific awards to be made under the 2006 Plan; therefore, the number of shares that will be covered by any awards or the individuals to whom awards will be made cannot be determined at this time.

Vote Required for Approval and Recommendation of the Board

Approval of the 2006 Plan by the stockholders of the Company will require the affirmative vote of a majority of the shares of Common Stock voting on the matter. Under Delaware law and our Bylaws, abstentions are counted as votes cast, and therefore have the same effect as votes against approval of the 2006 Plan.

The Board recommends that stockholders vote FOR approval of the Company’s 2006 Plan.

STOCKHOLDER PROPOSALS

Stockholders who intend to submit proposals at the 2007 Annual Meeting must submit such proposals to Stratagene no later than December 12, 2006, and must otherwise comply with the applicable requirements of the Securities and Exchange Commission to be considered for inclusion in the proxy statement and proxy for the 2007 Annual Meeting.

A stockholder who wishes to present a proposal at the 2007 Annual Meeting without including the proposal in the Company’s proxy statement and proxy for the 2007 Annual Meeting must notify the Company no later than February 26, 2007 unless the date of the 2007 Annual Meeting is more than 30 days before or after the one-year anniversary of the 2006 Annual Meeting. If the stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the board of directors for the 2007 Annual Meeting may exercise discretionary voting power regarding any such proposal. Stockholder proposals should be submitted to Stratagene, 11011 North Torrey Pines Road, La Jolla, CA 92037, Attention: Corporate Secretary.

OTHER MATTERS

The Board of Directors knows of no other matters which will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting or any adjournment thereof, it is intended that the persons named in the enclosed form of proxy will vote on such matters in accordance with their best judgment.

/s/  Steve R. Martin
Steve R. Martin
Secretary

April 11, 2006

APPENDIX “A”

STRATAGENE CORPORATION
2006 EQUITY INCENTIVE AWARD PLAN

ARTICLE 1

PURPOSE

The purpose of the Stratagene Corporation 2006 Equity Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Stratagene Corporation, a Delaware corporation (the “Company”), by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for performance to generate returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1  “Administrator” means the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Awards granted to Independent Directors, the term “Administrator” shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 13.1. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 13.5, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation.

2.2  “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Dividend Equivalents award, a Stock Payment award, a Restricted Stock Unit award or a Performance-Based Award granted to a Participant pursuant to the Plan.

2.3  “Award Agreement” means any written or electronic agreement, contract, or other instrument or document evidencing an Award.

2.4  “Board” means the Board of Directors of the Company.

2.5  “Cause,” unless otherwise defined in an employment or services agreement between the Participant and the Company or any Parent or Subsidiary, means a Participant’s dishonesty, fraud, gross or willful misconduct against the Company or any Parent or Subsidiary, unauthorized use or disclosure of confidential information or trade secrets of the Company or any Parent or Subsidiary, or conviction of, or plea of nolo contendre to, a crime punishable by law (except misdemeanor violations), in each case as determined by the Administrator, and its determination shall be conclusive and binding.

2.6  “Change in Control” means and includes each of the following:

(a)       the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than:

(i)       an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(ii)       an acquisition of voting securities by the Company or a corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

(iii)       an acquisition of voting securities pursuant to a transaction described in subsection (c) below that would not be a Change in Control under subsection (c), or

(iv)       an acquisition of voting securities pursuant to the Company’s initial public offering of the Stock;

(v)       Notwithstanding the foregoing, the following event shall not constitute an “acquisition” by any person or group for purposes of this Section 2.6: an acquisition of the Company’s securities by the Company which causes the Company’s voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company’s then outstanding voting securities; or

(b)       during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (a) or (c) of this Section 2.6 whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c)       the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i)       which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii)       after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this paragraph (ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d)       the Company’s stockholders approve a liquidation or dissolution of the Company.

For purposes of subsection (a) above, the calculation of voting power shall be made as if the date of the acquisition were a record date for a vote of the Company’s stockholders, and for purposes of subsection (c) above, the calculation of voting power shall be made as if the date of the consummation of the transaction were a record date for a vote of the Company’s stockholders.

The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.7  “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations issued thereunder.

2.8  “Committee” means the committee of the Board described in Article 13.

2.9  “Consultant” means any consultant or adviser if:

(a)       The consultant or adviser renders bona fide services to the Company or any Parent or Subsidiary;

(b)       The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c)       The consultant or adviser is a natural person who has contracted directly with the Company or any Parent or Subsidiary to render such services.

2.10  “Covered Employee” means an Employee who is, or is likely to become, a “covered employee” within the meaning of Section 162(m)(3) of the Code.

2.11  “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as it may be amended from time to time.

2.12  “Dividend Equivalents” means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.13  “Effective Date” has the meaning set forth in Section 14.1.

2.14  “Eligible Individual” means any person who is a member of the Board, a Consultant or an Employee, as determined by the Administrator.

2.15  “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Parent or Subsidiary.

2.16  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.17  “Existing Plan” has the meaning set forth in Section 3.1(a).

2.18  “Expiration Date” has the meaning set forth in Section 14.2.

2.19  “Fair Market Value” means, as of any date, the value of Stock determined as follows:

(a) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock as quoted on such exchange or system for the last market trading day prior to the date of determination for which a closing sales price is reported, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Stock on the date prior to the date of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

2.20  “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

2.21  “Independent Director” means a member of the Board who is not an Employee.

2.22  “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor rule.

2.23  “Non-Qualified Stock Option” means an Option that is not intended to be or otherwise does not qualify as an Incentive Stock Option.

2.24  “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.25  “Parent” means any “parent corporation” as defined in Section 424(e) of the Code and any applicable regulations promulgated thereunder of the Company or any other entity which beneficially owns, directly or indirectly, a majority of the outstanding voting stock or voting power of the Company.

2.26  “Participant” means any Eligible Individual who, as a member of the Board, a Consultant or an Employee, has been granted an Award pursuant to the Plan.

2.27  “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9.

2.28  “Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), return on net assets, return on stockholders’ equity, return on sales, gross or net profit margin, working capital, earnings per share and price per share of Stock, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Administrator shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

2.29  “Performance Goals” means, for a Performance Period, the goals established in writing by the Administrator for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division or other operational unit, or an individual. The Administrator, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

2.30  “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

2.31  “Plan” means this Stratagene Corporation 2006 Equity Incentive Award Plan, as it may be amended from time to time.

2.32  “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.33  “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.34  “Restricted Stock Unit” means a right to receive a share of Stock during specified time periods granted pursuant to Section 8.3.

2.35  “Securities Act” means the Securities Act of 1933, as amended from time to time.

2.36  “Section 409A Award” has the meaning set forth in Section 10.1.

2.37  “Stock” means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 12.

2.38  “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value of such number of shares of Stock on the date the SAR was granted as set forth in the applicable Award Agreement.

2.39  “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 8.2.

2.40  “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder of the Company or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

2.41  “Successor Entity” has the meaning set forth in Section 2.6.

2.42  “Termination of Consultancy” means the time when the engagement of a Participant as a Consultant to the Company or a Parent or Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Parent or Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Parent or Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

2.43  “Termination of Directorship” shall mean the time when a Participant who is a Non-Employee Director ceases to be a member of the Board for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Non-Employee Directors.

2.44  “Termination of Employment” shall mean the time when the employee-employer relationship between a Participant and the Company or any Parent or Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment or consulting relationship of a Participant by the Company or any Parent or Subsidiary, and (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment.

ARTICLE 3
SHARES SUBJECT TO THE PLAN

3.1  Number of Shares.

(a)       Subject to Article 12 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be the sum of (i) 500,000 shares; (ii) the number of shares of Stock remaining available for issuance and not subject to awards granted under the Year 2000 Stock Option Plan of Stratagene Corporation of Stratagene Corporation (the “Existing Plan”) as of the Effective Date; plus (iii) with respect to awards granted under the Existing Plan on or before the Effective Date that expire or are canceled without having been exercised in full or shares of Stock that are repurchased pursuant to the terms of awards granted under the Existing Plan, the number of shares of Common Stock subject to each such award as to which such award was not exercised prior to its expiration or cancellation or which are repurchased by the Company. As of the Effective Date, the aggregate number of shares of Stock authorized for issuance under the Existing Plan was 3,000,000 shares and, accordingly, the total number of shares of Stock under clauses (ii) and (iii) in the preceding sentence shall not exceed 3,000,000 shares. In addition, subject to Article 12, commencing on January 1, 2007, and on each January 1 thereafter during the term of the Plan, the number of shares of Stock which shall be made available for sale under the Plan shall be increased by that number of shares of Stock equal to the lesser of (i) 5% of the Company’s outstanding shares of Stock on such date, calculated on a fully-diluted basis, (ii) 750,000 shares of Stock, or (iii) a lesser amount determined by the Board. Notwithstanding anything in this Section 3.1(a) to the contrary, the number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan shall not exceed an aggregate of 11,000,000 shares, subject to Article 12 and Section 3.1(b).

(b)       To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. If any shares of Restricted Stock are forfeited by a Participant or repurchased by the Company pursuant to Section 6.3 hereof, such shares shall again be available for the grant of an Award pursuant to the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

(c)       Notwithstanding the provisions of this Section 3.1, no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code.

3.2  Stock Distributed.  Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury stock or Stock purchased on the open market.

3.3  Limitation on Number of Shares Subject to Awards.  Notwithstanding any provision in the Plan to the contrary, and subject to Article 12, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 1,000,000.

ARTICLE 4
ELIGIBILITY AND PARTICIPATION

4.1  Eligibility.  Persons eligible to participate in this Plan include Employees, Consultants and members of the Board, as determined by the Administrator.

4.2  Participation.  Subject to the provisions of the Plan, the Administrator may, from time to time, select from among all Eligible Individuals those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

4.3  Foreign Participants.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Parents or Subsidiaries operate or have Eligible Individuals, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Parents or Subsidiaries shall be covered by the Plan; (ii) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

ARTICLE 5
STOCK OPTIONS

5.1  General.  The Administrator is authorized to grant Options to Eligible Individuals on the following terms and conditions:

(a)       Exercise Price.  The exercise price per share of Stock subject to an Option shall be determined by the Administrator and set forth in the Award Agreement; provided that the exercise price per share for any Option shall not be less than 100% of the Fair Market Value per share of the Stock on the date of grant.

(b)       Time and Conditions of Exercise.  The Administrator shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Administrator shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Administrator may extend the term of any outstanding Option in connection with any Termination of Employment, Termination of Directorship or Termination of Consultancy of the Participant holding such Option, or amend any other term or condition of such Option relating to such a Termination of Employment, Termination of Directorship or Termination of Consultancy.

(c)       Payment.   The Administrator shall determine the methods, terms and conditions by which the exercise price of an Option may be paid, and the form and manner of payment, including, without limitation, payment in the form of cash, a promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, shares of Stock previously owned by the Participant, shares of Stock otherwise issuable upon exercise of the Option, other property acceptable to the Administrator, or payment through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale, and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company, in any method which would violate Section 13(k) of the Exchange Act.

(d)       Evidence of Grant.  All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Administrator.

5.2  Incentive Stock Options.  Incentive Stock Options may be granted only to employees (as defined in accordance with Section 3401(c) of the Code) of the Company or a Subsidiary which constitutes a “subsidiary corporation” of the Company within Section 424(f) of the Code or a Parent which constitutes a “parent corporation” of the Company within the meaning of Section 424(e) of the Code, and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 5.2 in addition to the requirements of Section 5.1:

(a)       Ten Percent Owners.  An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company or any “subsidiary corporation” of the Company or “parent corporation” of the Company (each within the meaning of Section 424 of the Code) only if such Option is granted at an exercise price per share that is not less than 110% of the Fair Market Value per share of the Stock on the date of the grant and the Option is exercisable for no more than five years from the date of grant.

(b)       Transfer Restriction.  An Incentive Stock Option shall not be transferable by the Participant other than by will or by the laws of descent or distribution.

(c)       Right to Exercise.  During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(d)       Failure to Meet Requirements.   Any Option (or portion thereof) purported to be an Incentive Stock Option which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

5.3  Substitution of Stock Appreciation Rights.  The Administrator may provide in the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have to right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Stock for which such substituted Option would have been exercisable.

ARTICLE 6
RESTRICTED STOCK AWARDS

6.1  Grant of Restricted Stock.  The Administrator is authorized to make Awards of Restricted Stock to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

6.2  Issuance and Restrictions.  Restricted Stock shall be subject to such repurchase restrictions, forfeiture restrictions, restrictions on transferability and other restrictions as the Administrator may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances or installments or otherwise as the Administrator determines at the time of the grant of the Award or thereafter. Alternatively, these restrictions may lapse pursuant to the satisfaction of one or more Performance Goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant of the Award or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator.

6.3  Repurchase or Forfeiture.  Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon a Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited or subject to repurchase by the Company (or its assignee) under such terms as the Administrator shall determine; provided, however, that the Administrator may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of a Participant’s Termination of Employment, Termination of

Directorship or Termination of Consultancy under certain circumstances, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6.4  Certificates for Restricted Stock.  Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse or the Award Agreement may provide that the shares shall be held in escrow by an escrow agent designated by the Company.

ARTICLE 7
STOCK APPRECIATION RIGHTS

7.1  Grant of Stock Appreciation Rights.  A Stock Appreciation Right may be granted to any Eligible Individual selected by the Administrator. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

7.2  Terms of Stock Appreciation Rights.

(a)       A Stock Appreciation Right shall have a term set by the Administrator. A Stock Appreciation Right shall be exercisable in such installments as the Administrator may determine. A Stock Appreciation Right shall cover such number of shares of Stock as the Administrator may determine. The exercise price per share of Stock subject to each Stock Appreciation Right shall be set by the Administrator.

(b)       A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying (i) the amount (if any) by which the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right exceeds the exercise price per share of the Stock Appreciation Right, by (ii) the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose.

7.3  Payment and Limitations on Exercise.

(a)       Subject to Sections 7.3(b) and (c), payment of the amounts determined under Sections 7.2(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator.

(b)                                                                                      To the extent payment for a Stock Appreciation Right is to be made in cash, the Award Agreement shall, to the extent necessary to comply with the requirements of Section 409A of the Code, specify the date of payment, which may be different than the date of exercise of the Stock Appreciation Right. If the date of payment for a Stock Appreciation Right is later than the date of exercise, the Award Agreement may specify that the Participant be entitled to earnings on such amount until paid.

(c)       To the extent any payment under Section 7.2(b) is effected in Stock, it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8
OTHER TYPES OF AWARDS

8.1  Dividend Equivalents.

(a)       Any Eligible Individual selected by the Administrator may be granted Dividend Equivalents based on the dividends on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(b)       Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

8.2  Stock Payments.  Any Eligible Individual selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator; provided, that unless otherwise determined by the Administrator such Stock Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Eligible Individual. The number of shares shall be determined by the Administrator and may be based upon the Performance Goals or other specific performance goals determined appropriate by the Administrator.

8.3  Restricted Stock Units.  The Administrator is authorized to make Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. Alternatively, Restricted Stock Units may become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Eligible Individual to whom the Award is granted. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit that is vested and scheduled to be distributed on such date and not previously forfeited. The Administrator shall specify the purchase price, if any, to be paid by the Participant to the Company for such shares of Stock.

8.4  Term.  Except as otherwise provided herein, the term of any Award of Dividend Equivalents, Stock Payments or Restricted Stock Units shall be set by the Administrator in its discretion.

8.5  Exercise or Purchase Price.  The Administrator may establish the exercise or purchase price, if any, of any Award of Stock Payments or Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

8.6  Form of Payment.  Payments with respect to any Awards granted under Sections 8.1, 8.2 or 8.3 shall be made in cash, in Stock or a combination of both, as determined by the Administrator.

8.7  Award Agreement.  All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Administrator and shall be evidenced by a written Award Agreement.

ARTICLE 9
PERFORMANCE-BASED AWARDS

9.1  Purpose.  The purpose of this Article 9 is to provide the Administrator the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Administrator, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Administrator may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

9.2  Applicability.  This Article 9 shall apply only to those Covered Employees selected by the Administrator to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

9.3  Procedures with Respect to Performance-Based Awards.  To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Administrator shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period.

9.4  Payment of Performance-Based Awards.  Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Parent or Subsidiary on the day a Performance- Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

9.5  Additional Limitations.  Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10
COMPLIANCE WITH SECTION 409A OF THE CODE

10.1  Awards subject to Code Section 409A.  Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a “Section 409A Award”) shall satisfy the requirements of Section 409A of the Code and this Article 10, to the extent applicable. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code and this Article 10.

10.2  Distributions under a Section 409A Award.

(a)       Subject to subsection (b), any shares of Stock or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and shall not be distributed earlier than:

(i)       the Participant’s separation from service, as determined by the Secretary of the Treasury;

(ii)       the date the Participant becomes disabled;

(iii)       the Participant’s death;

(iv)       a specified time (or pursuant to a fixed schedule) specified under the Award Agreement at the date of the deferral compensation;

(v)       to the extent provided by the Secretary of the Treasury, a change in the ownership or effective control of the Company or a Parent or Subsidiary, or in the ownership of a substantial portion of the assets of the Company or a Parent or Subsidiary; or

(vi)       the occurrence of an unforeseeable emergency with respect to the Participant.

(b)       In the case of a Participant who is a “specified employee,” the requirement of paragraph (a)(i) shall be met only if the distributions with respect to the Section 409A Award may not be made before the date which is six months after the Participant’s separation from service (or, if earlier, the date of the Participant’s death). For purposes of this subsection (b), a Participant shall be a “specified employee” if such Participant is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock of which is publicly traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.

(c)       The requirement of paragraph (a)(vi) shall be met only if, as determined under Treasury Regulations under Section 409A(a)(2)(B)(ii) of the Code, the amounts distributed with respect to the unforeseeable emergency do not exceed the amounts necessary to satisfy such unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

(d)       For purposes of this Section, the terms specified therein shall have the respective meanings ascribed thereto under Section 409A of the Code and the Treasury Regulations thereunder.

10.3  Prohibition on Acceleration of Benefits.  The time or schedule of any distribution or payment of any shares of Stock or other property or amounts under a Section 409A Award shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code and the Treasury Regulations thereunder.

10.4  Elections under Section 409A Awards.

(a)       Any deferral election provided under or with respect to an Award to any Eligible Individual, or to the Participant holding a Section 409A Award, shall satisfy the requirements of Section 409A(a)(4)(B) of the Code, to the extent applicable, and, except as otherwise permitted under paragraph (i) or (ii) below, any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in Treasury Regulations.

(i)       In the case of the first year in which an Eligible Individual or a Participant holding a Section 409A Award, becomes eligible to participate in the Plan, any such deferral election may be made with respect to services to be performed subsequent to the election with thirty days after the date the Eligible Individual, or the Participant holding a Section 409A Award, becomes eligible to participate in the Plan, as provided under Section 409A(a)(4)(B)(ii) of the Code.

(ii)       In the case of any performance-based compensation based on services performed by an Eligible Individual, or the Participant holding a Section 409A Award, over a period of at least twelve months, any such deferral election may be made no later than six months before the end of the period, as provided under Section 409A(a)(4)(B)(iii) of the Code.

(b)       In the event that a Section 409A Award permits, under a subsequent election by the Participant holding such Section 409A Award, a delay in a distribution or payment of any shares of Stock or other property or amounts under such Section 409A Award, or a change in the form of distribution or payment, such subsequent election shall satisfy the requirements of Section 409A(a)(4)(C) of the Code, and:

(i)       such subsequent election may not take effect until at least twelve months after the date on which the election is made,

(ii)       in the case such subsequent election relates to a distribution or payment not described in Section 10.2(a)(ii), (iii) or (vi), the first payment with respect to such election may be deferred for a period of not less than five years from the date such distribution or payment otherwise would have been made, and

(iii)       in the case such subsequent election relates to a distribution or payment described in Section 10.2(a)(iv), such election may not be made less than twelve months prior to the date of the first scheduled distribution or payment under Section 10.2(a)(iv).

10.5  Compliance in Form and Operation.  A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.

ARTICLE 11
PROVISIONS APPLICABLE TO AWARDS

11.1  Stand-Alone and Tandem Awards.  Awards granted pursuant to the Plan may, in the discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

11.2  Award Agreement.  Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event of the Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

11.3  Limits on Transfer.

(a)       Except as otherwise provided by the Administrator pursuant to Section 11.3(b), no right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Parent or Subsidiary. Except as otherwise provided by the Administrator pursuant to Section 11.3(b), no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed.

(b)       Notwithstanding Section 11.3(a), the Administrator, in its sole discretion, may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Award which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this Section 11.3(b), “Permitted Transferee” shall mean, with respect to a Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Administrator.

11.4  Beneficiaries.  Notwithstanding Section 11.3, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Administrator.

11.5  Stock Certificates; Book-Entry Procedures.

(a)       Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that a Participant make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(b)       Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

11.6  Paperless Exercise.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless exercise of Awards by a Participant may be permitted through the use of such an automated system.

ARTICLE 12
CHANGES IN CAPITAL STRUCTURE

12.1  Adjustments.

(a)       In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to stockholders (other than normal cash dividends), or any other corporate event affecting the Stock or the share price of the Stock, the Administrator may make such proportionate adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant, exercise or purchase price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b)       In the event of any transaction or event described in Section 12.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Administrator, in its sole discretion and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions:

(i)       To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been received upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.1(b) the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii)       To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(iii)       To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(iv)       To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v)       To provide that the Award cannot vest, be exercised or become payable after such event.

12.2  Acceleration Upon a Change in Control.  Notwithstanding Section 12.1(b), and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant’s Awards are not continued, converted, assumed, or replaced by (i) the Company or a Parent or Subsidiary of the Company, or (ii) a Successor Entity, such Awards shall become fully exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse immediately prior to such Change in Control. Upon, or in anticipation of, a Change in Control, the Administrator may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Administrator, in its sole and absolute discretion, shall determine.

12.3  No Other Rights.  Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 13
ADMINISTRATION

13.1  Administrator.  The Administrator of the Plan shall be the Compensation Committee of the Board (or another committee or a subcommittee of the Board to which the Board delegates administration of the Plan) (such committee, the “Committee”), which Committee shall consist solely of two or more members of the Board each of whom is both an “outside director,” within the meaning of Section 162(m) of the Code, a Non-Employee Director and an “independent director” under the rules of the Nasdaq Stock Market. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors, and for purposes of such Awards the term “Administrator” as used in this Plan shall be deemed to refer to the Board,, and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 13.5. Appointment of Committee members shall be effective upon acceptance of appointment. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

13.2  Action by the Administrator.  A majority of the Administrator shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and, subject to applicable law, acts approved in writing by a majority of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent or Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

13.3  Authority of Administrator.  Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and discretion to:

(a)       Designate Participants to receive Awards;

(b)       Determine the type or types of Awards to be granted to each Participant;

(c)       Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d)       Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines; provided, however, that the Administrator shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

(e)       Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)       Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g)       Decide all other matters that must be determined in connection with an Award;

(h)       Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)       Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j)       Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

13.4  Decisions Binding.  The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

13.5  Delegation of Authority.  To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 13.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE 14
EFFECTIVE AND EXPIRATION DATES

14.1  Effective Date.  The Plan will be effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”).

14.2  Expiration Date.  The Plan will expire on, and no Award may be granted pursuant to the Plan after, the earlier of the tenth anniversary of (i) the date this Plan is approved by the Board or (ii) the Effective

Date (the “Expiration Date”). Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 15
AMENDMENT, MODIFICATION, AND TERMINATION

15.1  Amendment, Modification, And Termination.  The Board may terminate, amend or modify the Plan at any time and from time to time; provided, however, that (a) to the extent necessary to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that increases the number of shares available under the Plan (other than any adjustment as provided by Article 12). Notwithstanding any provision in this Plan to the contrary, the Board may at any time and without stockholder approval amend any Option to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and may grant Options in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

15.2  Awards Previously Granted.  No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 16
GENERAL PROVISIONS

16.1  No Rights to Awards.  No Participant, Employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Participants, Employees, and other persons uniformly.

16.2  No Stockholders Rights.  Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

16.3  Withholding.  The Company or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company or a Parent or Subsidiary, as applicable, withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Administrator) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

16.4  No Right to Employment or Services.  Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Parent or Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Parent or Subsidiary.

16.5  Unfunded Status of Awards.  The Plan is intended to be an unfunded plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Parent or Subsidiary.

16.6  Indemnification.  To the extent allowable pursuant to applicable law, the Administrator (and each member thereof) shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

16.7  Relationship to other Benefits.  No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Parent or Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

16.8  Expenses.  The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

16.9  Titles and Headings.  The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

16.10  Fractional Shares.  No fractional shares of Stock shall be issued and the Administrator shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

16.11  Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

16.12  Government and Other Regulations.  The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

16.13  Governing Law.  The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the conflicts of law principles thereof.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY	PROXY
STRATAGENE CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF STRATAGENE CORPORATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held JUNE 1, 2006
The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and related Proxy Statement and appoints Joseph A. Sorge, M.D. and Steve R. Martin, and each of them acting without the other, as proxies and lawful agents of the undersigned, with full power of substitution, to vote all shares of Common Stock of Stratagene Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on Thursday, June 1, 2006, at 11011 North Torrey Pines Road, La Jolla, California 92037, and at any postponements, continuations and adjournments thereof. Such shares shall be voted as indicated on the reverse side of this Proxy Card and in the discretion of the proxies on such other matters as may properly come before the meeting or any postponements, continuations and adjournments thereof. Any and all proxies heretofore given by the undersigned are hereby expressly revoked.
(Continued and to be signed and dated on the reverse side)

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY BY MAIL
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Please mark your votes like this	☒

			FOR all nominees	WITHHOLD
			listed below	AUTHORITY to vote
			(except as marked	for all nominees
			to the contrary)	listed below
1.	Election of Directors (Such individuals will be elected to the board for a term of one year, which term will expire at Stratagene’s 2007 Annual Meeting):		☐	☐

	Joseph A. Sorge, M.D.	Peter Ellman
	Carlton J. Eibl	John C. Reed, M.D., Ph.D.
Robert C. Manion
(INSTRUCTION: To withhold authority to vote for one or more than one individual nominee, write that nominee’s name(s) in the space provided below.)

		FOR	AGAINST	ABSTAIN
2.	Approval of the Stratagene 2006 Equity Incentive Award Plan, which provides for the issuance of equity incentive awards to certain members of management pursuant to its terms and as further described in our proxy statement.	☐	☐	☐

		Check box to request that shares be regis- tered for voting by a non-U.S. citizen at the Annual Meeting.		☐

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date

(Please date this proxy and sign your name as it appears on the stock certificates. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)
Please mark, sign, date and mail this Proxy promptly.